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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65977, 333-65979, 333-65983, 333-65985,
333-69253, 333-80953, 333-80955, 333-80957, 333-80951, 333-80959) and on Form
S-3 (No. 333-88573) of Conoco Inc. of our report dated February 16, 2000 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 10, 2000